Union Security Insurance Company Variable Account C

033-65243	Wall Street Series Survivor VUL
333-69327	Wall Street Series VUL
033-03919	Harmony Investment Life
033-28551	Wall Street Series VUL220
033-48266	Wall Street Series VUL500

Supplement Dated October 15, 2008 to the Prospectus Dated May 1, 2008

Supplement to your Prospectus

Hartford Money Market HLS Fund:

Effective January 1, 2009, the following changes are made to your prospectus:

Under the table entitled, “Investment Management Fees and Other Expenses,” the expense information for the Hartford Money Market HLS Fund is deleted and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service(12b-1) Fees *	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Hartford Money Market HLS Fund - Class IA	0.400%	N/A	0.030%	N/A	0.430%	N/A	0.430%

This supplement should be retained with the prospectus for future reference.

HV-7856